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                                                                   Exhibit 10.36

                                BCP FUNDING, LLC
                         C/O BOSTON CAPITAL CORPORATION
                                ONE BOSTON PLACE
                              BOSTON, MA 02108-4405

CERTIFIED MAIL
RETURN RECEIPT REQUESTED

September 1, 2004


BOSTON CAPITAL REAL ESTATE INVESTMENT TRUST, INC.
C/O BOSTON CAPITAL CORPORATION
ONE BOSTON PLACE
BOSTON MA 02108-4405

Re:           ELECTION TO EXTEND MATURITY DATE
              --------------------------------

Ladies and Gentlemen:

       Reference is made to the Loan Agreement dated May 31, 2003 ("Loan Agreement") between BCP Funding LLC, a Delaware limited liability company ("Lender") and you, as ("Borrower"). Please consider this formal written notice that the Lender hereby grants an extension of the Maturity Date of the Loan for one additional period of six months from November 30, 2004 to May 31, 2005.

       By its authorized signature below, Borrower hereby represents, warrants and certifies to Agent and Lenders that there is currently outstanding no Default or Event of Default

       All capitalized terms used herein shall have the meanings defined in the Loan Agreement.

                                    Very truly yours,

                                    BCP FUNDING, LLC, by Boston Capital
                                    Companion Limited Partnership, Sole Member,
                                    Boston Capital Partners II Corporation, sole
                                    General Partner

                                    By:    /s/ Jeffrey H. Goldstein
                                           -------------------------------------
                                    Name:  Jeffrey H. Goldstein
                                    Title: Senior Vice President